UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 10, 2004
                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                               PIONEER OIL AND GAS
              -----------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           Utah                        0-30472                87-0365907
 -------------------------------   ------------------------  ----------------
 (State or other jurisdiction of   (Commission File Number)  (IRS Employer
         incorporation)                                   Identification No.)


           1206 W. South Jordan Parkway, Unit B South Jordan, UT 84095
       ------------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (801) 566-3000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                 Not Applicable
           -----------------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5: Pioneer Oil and Gas (the "Company")is filing this form 8K because of the press release issued of the same date. The press release is attached to this Form 8K as an exhibit.

          (c) Exhibits. The following exhibit is furnished pursuant to Item 5 of Form 8-K:

          Press Release announcing the spudding of the Yankee Mine West #1 well and other announcements of the Company.


                                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



     PIONEER OIL AND GAS Registrant


      Date: December 10, 2004               /s/ Don J. Colton
                                        ------------------------------
                                           Don J. Colton
                                           President

                                                        December 10, 2004

         DRILLING STARTS ON NEW YANKEE PROJECT

     South Jordan, Utah --- Pioneer Oil and Gas (OTC Bulletin Board: PIOL) announced today that it had commenced drilling on its Yankee Mine West Project in White Pine County, Nevada.

     Pioneer has an 18.75 percent carried interest to casing point on the first three wells drilled on the prospect.

     Don J. Colton, President of Pioneer Oil and Gas stated, "This well is a follow-up to the Yankee Mine 27-23x well drilled in 1992. Both wells are on the same large north-south anticline." Just east of the well is the Yankee Mine oil seep that was featured in a 1991, Oil and Gas Journal article.

     In another development Pioneer Oil and Gas has received earnest money on its Uinta Basin Overpressured Gas Prospect in Utah. Closing is scheduled for January 2005.

     Finally, Pioneer Oil and Gas has also acquired a fifty percent interest in over 60,000 acres in the exciting new Central Utah Overthrust Play. Wolverine Gas and Oil's discovery opened this play in May 2004. Wolverine is reported to be producing over 4,000 barrels of oil a day from the first two wells drilled and is in the process of drilling a third well. Pioneer feels it is well positioned in this play with interests in over 10 prospects that appear to have oil potential.

     Further   information  on  Pioneer  can  be  viewed  at  our  web  site  at
www.piol.com.

     Statements concerning future financial results, production, expenditures, reserve estimates, and other items are forward-looking statements. These statements are based on assumptions concerning commodity prices, drilling results and other factors management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are both subject to a wide range of business risks, and there is no assurance that these goals and projections can or will be met.